Exhibit 10.37

EXECUTION VERSION

JOINDER AGREEMENT

This Joinder Agreement is dated as of February 6, 2014 (this “Agreement”), by and among each of the undersigned financial institutions (each a “New Term Loan Lender” and collectively the “New Term Loan Lenders”), Valeant Pharmaceuticals International, Inc., a corporation continued under the laws of the Province of British Columbia (“Borrower”), the undersigned subsidiaries of Borrower and Goldman Sachs Lending Partners LLC (“GSLP”), as Administrative Agent and Collateral Agent.

RECITALS:

WHEREAS, reference is hereby made to the Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012, as amended by Amendment No. 1, dated as of March 6, 2012, by Amendment No. 2, dated as of September 10, 2012, by Amendment No. 3, dated as of January 24, 2013, by Amendment No. 4, dated as of February 21, 2013, by Amendment No. 5, dated as of June 6, 2013, by Amendment No. 6, dated as of June 26, 2013, by Amendment No. 7, dated as of September 17, 2013, by Amendment No. 8, dated as of December 20, 2013 (“Amendment No. 8”), as further supplemented by the Joinder Agreement, dated as of June 14, 2012, by the Joinder Agreement, dated as of July 9, 2012, by the Joinder Agreement, dated as of September 11, 2012, by the Joinder Agreement dated as of October 2, 2012, by the Joinder Agreement, dated as of December 11, 2012 and by the Joinder Agreements, each dated as of August 5, 2013 (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto from time to time, GSLP, J.P. Morgan Securities LLC and Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A. (“JPMorgan”) and Morgan Stanley, as Co-Syndication Agents, JPMorgan, as Issuing Bank, GSLP, as Administrative Agent and Collateral Agent, and the other Agents party thereto;

WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower may obtain New Revolving Loan Commitments and/or New Term Loan Commitments by entering into one or more Joinder Agreements with the New Term Loan Lenders;

WHEREAS, pursuant to Section 2.25 of the Credit Agreement, the Credit Agreement may, without the consent of any other Lenders, be amended as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of Section 2.25 of the Credit Agreement; and

WHEREAS, each Lender that has executed and delivered a settlement election to this Agreement substantially in the form of Exhibit A hereto (an “Election”) (a) shall be deemed, solely with respect to any such Lender consenting to the “Cashless Roll” option in such Election, upon effectiveness of this Agreement, to have exchanged and/or converted all (or such lesser amount allocated to it by the Joint Lead Arrangers) of its Series E Tranche B Term Loans for Series E-1 Tranche B Term Loans (such exchanged and/or converted Series E-1 Tranche B Loans, “Exchanged Series E-1 Tranche B Loans”) and (b) in its capacity as a Lender, shall be deemed to have approved and consented to Amendment No. 8 with respect to any and all Loans of such Lender;

WHEREAS, the Borrower intends to repay (the “Series E Tranche B Repayment”) in cash any existing Series E Tranche B Term Loans other than any existing Series E Tranche B Term Loans that are exchanged, converted and/or rolled pursuant to an Election for Exchanged Series E-1 Tranche B Term Loans on the Series E-1 Tranche B Term Loan Funding Date;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each New Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and each other Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent or such other Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Each New Term Loan Lender hereby commits to provide its respective New Term Loan Commitment (each a “Series E-1 Tranche B Term Loan Commitment”) on the terms and subject to the conditions set forth below and such New Term Loan Commitment (other than with respect to the Exchanged Series E-1 Tranche B Term Loans) for each New Term Loan Lender is set forth on Schedule A annexed hereto:

1.	Applicable Margin. The Applicable Margin for each New Term Loan made pursuant to this Agreement (each a “Series E-1 Tranche B Term Loan”) shall mean, as of any date of determination, (x) until delivery of financial statements of Borrower and a related Compliance Certificate for the first full Fiscal Quarter commencing on or after February 6, 2014, pursuant to Section 5.1(c) of the Credit Agreement, (A) with respect to Series E-1 Tranche B Term Loans that are Eurodollar Rate Loans, 3.00% per annum and (B) with respect to Series E-1 Tranche B Term Loans that are Base Rate Loans, 2.00% per annum and (y) thereafter, the percentages per annum set forth in the table below, based upon the Secured Leverage Ratio of Borrower, as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Section 5.1(a) or (b) of the Credit Agreement:

Pricing Level	Secured Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans
I	> 1.75 to 1.0	3.00%	2.00%
II	< 1.75 to 1.0	2.75%	1.75%

2.	Principal Payments. Borrower shall make principal payments on the Series E-1 Tranche B Term Loans in installments on the dates and in the amounts equal to the percentage set forth below of an amount equal to the aggregate principal amount of the Series E Tranche B Term Loans outstanding as of the date hereof:

Amortization Date	Series E-1 Tranche B Term Loan Installments
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
March 31, 2017	0.25%
June 30, 2017	0.25%
September 30, 2017	0.25%
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%
June 30, 2020	0.25%
August 5, 2020 (the “Series E-1 Tranche B Term Loan Maturity Date”)	Remaining Balance

3.	Voluntary and Mandatory Prepayments. Scheduled installments of principal of the Series E-1 Tranche B Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Series E-1 Tranche B Term Loans in accordance with Sections 2.12, 2.13 and 2.14 of the Credit Agreement respectively.

4.	Ticking Fee. Administrative Agent shall receive from Borrower, for the account of the New Term Loan Lenders, a nonrefundable ticking fee (the “Ticking Fee”) on the aggregate principal amount of such New Term Loan Lender’s Series E-1 Tranche B Term Loan Commitment (including Exchanged Series E-1 Tranche B Term Loans) as of the Series E-1 Tranche B Term Loan Funding Date (as defined below), which fee will commence accruing as of January 1, 2014 and expire one day prior to the Series E-1 Tranche B Term Loan Funding Date, at a rate per annum equal to 3.00%, and shall be payable on the Series E-1 Tranche B Term Loan Funding Date; which such Ticking Fee shall be calculated at a rate per annum, calculated on the basis of a year of 360 days and the actual number of days expired during the applicable period.

5.

Prepayment Premium. In the event that on or prior to the six month anniversary of the Series E-1 Tranche B Term Loan Funding Date, the Borrower (x) makes any prepayment of the Series E-1 Tranche B Term Loans in connection with any Repricing Transaction or (y) effects any amendment of the Credit Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x) above, a prepayment premium of 1% of the amount of the Series E-1 Tranche B Term Loans being prepaid and (II) in the case of clause (y) above, a payment equal to 1% of the aggregate amount of the applicable Series E-1 Tranche B Term Loans outstanding immediately prior to such amendment.

For purposes of this Agreement, a “Repricing Transaction” means the prepayment or refinancing of all or a portion of the Series E-1 Tranche B Term Loans with the incurrence by any Credit Party of any long-term bank debt financing having an effective interest cost or weighted average yield (excluding any arrangement or commitment fees in connection therewith) that is less than the effective interest cost for or weighted average yield of the Series E-1 Tranche B Term Loans, including without limitation, as may be effected through any amendment to this Agreement relating to the effective interest cost for, or weighted average yield of, the Series E-1 Tranche B Term Loans.

6.	Proposed Borrowing. In accordance with Section 2.25 of the Credit Agreement, Borrower has previously delivered to Administrative Agent an executed Funding Notice for Series E-1 Tranche B Term Loans, requesting a proposed borrowing in the principal amount of up to $2,950,000,000 (the “Proposed Borrowing”) on the date hereof (the “Series E-1 Tranche B Term Loan Funding Date”). Each New Term Loan Lender shall make its Series E-1 Tranche B Term Loan (other than such portion of Series E-1 Tranche B Term Loans which are Exchanged Series E-1 Tranche B Term Loans) available to Administrative Agent not later than 11:00 a.m. (New York City time) on the date hereof, by wire transfer of same day funds in Dollars at the Principal Office designated by Administrative Agent. Promptly upon receipt thereof, Administrative Agent shall make the proceeds of the Series E-1 Tranche B Term Loans available to Borrower on the date hereof by causing an amount of same day funds in Dollars equal to the proceeds of all such loans received by Administrative Agent from New Term Loan Lenders to be credited to the account of Borrower, at the Principal Office designated by Administrative Agent or to such other account as may be designated in writing to Administrative Agent by Borrower.

7.	New Lenders. Each New Term Loan Lender (other than any New Term Loan Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) acknowledges and agrees that upon its execution of this Agreement its Series E-1 Tranche B Term Loan Commitments shall be effective and that such New Term Loan Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

8.	Credit Agreement Governs. Series E-1 Tranche B Term Loans shall be subject to the provisions of the Credit Agreement and the other Credit Documents, except as set forth in this Agreement, and shall constitute Tranche B Term Loans thereunder. For the avoidance of doubt, Section 5 of this Agreement shall supersede the final paragraph of Section 2.13(a) of the Credit Agreement with respect to Series E-1 Tranche B Term Loans.

9.	Borrower’s Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and Borrower hereby certify that:

i.	The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date;

ii.	No event has occurred and is continuing or would result from the consummation of the Proposed Borrowing contemplated hereby that would constitute a Default or an Event of Default; and

iii.	Borrower has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof in connection with the Proposed Borrowing.

10.	Borrower Covenants. By its execution of this Agreement, Borrower hereby covenants that:

i.	Borrower shall deliver or cause to be delivered the following legal opinions and documents: originally executed copies of the favorable written opinions of (a) Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel to the Credit Parties, (b) Chancery Chambers, special Barbados counsel to the Credit Parties, (c) Norton Rose Fulbright Canada LLP, special Canadian counsel to the Credit Parties, (d) Baker & McKenzie, special Luxembourg counsel to the Credit Parties, (e) Conyers Dill & Pearman Limited, special Bermuda counsel to the Credit Parties, (f) Arthur Cox, special Ireland counsel to the Credit Parties, (g) Baker & McKenzie, special Switzerland counsel to the Credit Parties, (h) Venable LLP, special Maryland counsel to the Credit Parties, (i) Souza, Cescon, Barrieu & Flesch Advogados, special Brazil counsel to the Credit Parties, (j) Squire Sanders Święcicki Krześniak sp.k., special Poland counsel to the Credit Parties and (k) Tark Grunte Sutkiene, special Lithuania counsel to the Credit Parties, together with all other legal opinions and other documents reasonably requested by Administrative Agent in connection with this Agreement.

11.	Eligible Assignee. By its execution of this Agreement, each New Term Loan Lender (other than any New Term Loan Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) represents and warrants that it is an Eligible Assignee.

12.	Notice. For purposes of the Credit Agreement, the initial notice address of each New Term Loan Lender shall be as set forth below its signature below.

13.	Non-U.S. Lenders. For each New Term Loan Lender that is a Non-U.S. Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Term Loan Lender may be required to deliver to Administrative Agent pursuant to subsection 2.20(d) of the Credit Agreement.

14.	Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the Series E-1 Tranche B Term Loans made by New Term Loan Lenders pursuant hereto in the Register.

15.	Reaffirmation.

i.	Each Credit Party hereby expressly acknowledges the terms of this Agreement and reaffirms, as of the date hereof, the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby.

ii.	Each Credit Party, by its signature below, hereby affirms and confirms (a) its obligations under each of the Credit Documents to which it is a party, and (b) the pledge of and/or grant of a security interest or hypothec in its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents.

iii.	Each Credit Party acknowledges and agrees that each of the Credit Documents in existence as of the date hereof shall be henceforth read and construed in accordance with and so as to give full force and effect to the ratifications, confirmations, acknowledgements and agreements made herein.

16.	Waiver. Each Series E Tranche B Term Loan Lender that executes an Election to receive Exchanged Series E-1 Tranche B Term Loans hereby waives any right to any voluntary payment under Section 2.17 of the Credit Agreement in connection with the Series E Tranche B Repayment. The New Term Loan Lenders party hereto waive the payment of any breakage loss or expense under Section 2.18 of the Credit Agreement in connection with the repayment or exchange and/or conversion into Series E-1 Tranche B Term Loans of Series E Tranche B Term Loans.

17.	Interest. The repayment or exchange and/or conversion into Series E-1 Tranche B Term Loans of Series E Tranche B Term Loans will not affect the right of any Lender to receive any accrued and unpaid interest with respect to the Series E Tranche B Term Loans all of which shall be paid by Borrower on the Series E-1 Tranche B Term Loan Funding Date.

18.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

19.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended and supplemented hereby and that this Agreement is a Credit Document.

20.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

21.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

22.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a “New Term Loan Lender”

By:	/s/ Michael N. Tam
Name:	Michael N. Tam
Title:	Senior Vice President

Notice Address:

Attention:
Telephone:
Facsimile:

[Signature Page to Joinder Agreement]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment No. 8 as of the date first written above.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC. as Borrower

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Senior Vice President and Treasurer

VALEANT PHARMACEUTICALS INTERNATIONAL as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Executive Vice President and Chief
Financial Officer

BAUSCH & LOMB INCORPORATED as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Executive Vice President and Chief
Financial Officer

BAUSCH & LOMB HOLDINGS INCORPORATED as Guarantor

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Vice President and Treasurer

[Signature Page to Joinder Agreement]

ATON PHARMA, INC. as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Executive Vice President and Chief
Financial Officer

CORIA LABORATORIES, LTD. as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Executive Vice President and Chief
Financial Officer

DOW PHARMACEUTICAL SCIENCES, INC. as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Executive Vice President and Chief
Financial Officer

OBAGI MEDICAL PRODUCTS, INC. as Guarantor

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Treasurer

OMP, INC. as Guarantor

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Treasurer

[Signature Page to Joinder Agreement]

MEDICIS PHARMACEUTICAL CORPORATION as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

DR. LEWINN’S PRIVATE FORMULA INTERNATIONAL, INC. as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Chief Financial Officer and Treasurer

OCEANSIDE PHARMACEUTICALS, INC. as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Chief Financial Officer and Treasurer

PRINCETON PHARMA HOLDINGS, LLC as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Chief Financial Officer and Treasurer

[Signature Page to Joinder Agreement]

PRIVATE FORMULA CORP. as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Chief Financial Officer and Treasurer

RENAUD SKIN CARE LABORATORIES, INC. as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Chief Financial Officer and Treasurer

VALEANT BIOMEDICALS, INC. as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Chief Financial Officer and Treasurer

VALEANT PHARMACEUTICALS NORTH AMERICA LLC as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Executive Vice President and Chief
Financial Officer

BIOVAIL AMERICAS CORP. as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Chief Financial Officer and Treasurer

[Signature Page to Joinder Agreement]

ORAPHARMA, INC. as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

ORAPHARMA TOPCO HOLDINGS, INC. as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

PRESTWICK PHARMACEUTICALS, INC. as Guarantor

By:	/s/ Howard B. Schiller
	Name:	Howard B. Schiller
	Title:	Chief Financial Officer and Treasurer

IOLAB CORPORATION as Guarantor

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Treasurer

TECHNOLAS PERFECT VISION, INC. as Guarantor

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Vice President and Treasurer

BAUSCH & LOMB PHARMA HOLDINGS CORP. as Guarantor

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Treasurer

[Signature Page to Joinder Agreement]

BAUSCH & LOMB CHINA, INC. as Guarantor

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Vice President and Treasurer

BAUSCH & LOMB SOUTH ASIA, INC. as Guarantor

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Vice President and Treasurer

BAUSCH & LOMB TECHNOLOGY CORPORATION as Guarantor

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Treasurer

RHC HOLDINGS, INC. as Guarantor

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Treasurer

SIGHT SAVERS, INC. as Guarantor

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Vice President and Treasurer

[Signature Page to Joinder Agreement]

BAUSCH & LOMB INTERNATIONAL INC. as Guarantor

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Vice President and Treasurer

BAUSCH & LOMB REALTY CORPORATION as Guarantor

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Vice President and Treasurer

[Signature Page to Joinder Agreement]

ISTA PHARMACEUTICALS, LLC as Guarantor

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Vice President and Treasurer

VRX HOLDCO INC. as Guarantor

By:	/s/ Linda LaGorga
	Name:	Linda LaGorga
	Title:	Chief Financial Officer and Treasurer

[Signature Page to Joinder Agreement]

VALEANT INTERNATIONAL BERMUDA as Guarantor

By:	/s/ Peter J. McCurdy
	Name:	Peter J. McCurdy
	Title:	President and Assistant Secretary

VALEANT PHARMACEUTICALS NOMINEE BERMUDA as Guarantor

By:	/s/ Peter J. McCurdy
	Name:	Peter J. McCurdy
	Title:	President and Assistant Secretary

[Signature Page to Joinder Agreement]

HYTHE PROPERTY INCORPORATED as Guarantor

By:	/s/ Mauricio Zavala
	Name:	Mauricio Zavala
	Title:	Assistant Secretary

[Signature Page to Joinder Agreement]

VALEANT CANADA GP LIMITED as Guarantor

By:	/s/ Robert R. Chai-Onn
	Name:	Robert R. Chai-Onn
	Title:	Executive Vice President and General
Counsel

VALEANT CANADA LP by its sole general partner,
VALEANT CANADA GP LIMITED as Guarantor

By:	/s/ Robert R. Chai-Onn
	Name:	Robert R. Chai-Onn
	Title:	Executive Vice President and General
Counsel

V-BAC HOLDING CORP. as Guarantor

By:	/s/ Robert R. Chai-Onn
Name:	Robert R. Chai-Onn
	Title:	Vice President

[Signature Page to Joinder Agreement]

VALEANT PHARMACEUTICALS IRELAND as Guarantor

By:	/s/ Graham Jackson
	Name:	Graham Jackson
	Title:	Director

[Signature Page to Joinder Agreement]

BIOVAIL INTERNATIONAL S.À R.L. as Guarantor

By:	/s/ Kuy Ly Ang
	Name:	Kuy Ly Ang
	Title:	Manager

VALEANT PHARMACEUTICALS LUXEMBOURG S.À R.L. as Guarantor

By:	/s/ Kuy Ly Ang
	Name:	Kuy Ly Ang
	Title:	Manager

[Signature Page to Joinder Agreement]

PHARMASWISS SA as Guarantor

By:	/s/ Matthias Courvoisier
	Name:	Matthias Courvoisier
	Title:	Director

[Signature Page to Joinder Agreement]

Signed by
Valeant Holdco 2 Pty Ltd (ACN 154 341 367)
as Guarantor in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
Wirra Holdings Pty Limited (ACN 122 216 577)
as Guarantor in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

[Signature Page to Joinder Agreement]

Signed by
Wirra Operations Pty Limited (ACN 122 250 088)
as Guarantor in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
iNova Pharmaceuticals (Australia) Pty Limited (ACN 000 222 408)
as Guarantor in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
Wirra IP Pty Limited (ACN 122 536 350)
as Guarantor in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

[Signature Page to Joinder Agreement]

Signed by
iNova Sub Pty Limited (ACN 134 398 815)
as Guarantor in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

[Signature Page to Joinder Agreement]

Signed by
Valeant Pharmaceuticals Australasia Pty Limited (ACN 001 083 352) as Guarantor in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R. Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Linda A. LaGorga
Name of director (please print)	Name of director/secretary (please print)

Signed by
DermaTech Pty Limited (ACN 003 982 161) as Guarantor in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Joinder Agreement]

Signed by
Private Formula International Holdings Pty Ltd (ACN 095 450 918) as Guarantor in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

Signed by
Private Formula International Pty Ltd (ACN 095 451 442) as Guarantor in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Joinder Agreement]

Signed by
Ganehill Pty Ltd (ACN 065 261 538) as Guarantor in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

[Signature Page to Joinder Agreement]

UCYCLYD PHARMA, INC.
as Guarantor

By:	/s/ Howard B. Schiller

	Name:	Howard B. Schiller

	Title:	Executive Vice President, Chief Financial Officer

[Signature Page to Joinder Agreement]

VALEANT EUROPE B.V.
as Guarantor

By:	/s/ Rob Meijer
	Name:	Rob Meijer
	Title:	Managing Director A

[Signature Page to Joinder Agreement]

PRZEDSIEBIORSTWO FARMACEUTYCZNE JELFA S.A.
as Guarantor

By:	/s/ Marcin Wnukowski
	Name:	Marcin Wnukowski
	Title:	Attorney-In-Fact

VALEANT SP. ZOO as Guarantor

By:	/s/ Marcin Wnukowski
	Name:	Marcin Wnukowski
	Title:	Attorney-In-Fact

VP VALEANT SP. Z.O.O.SP.J. as Guarantor

By:	/s/ Marcin Wnukowski
	Name:	Marcin Wnukowski
	Title:	Attorney-In-Fact

VALEANT SPOLKA Z ORGANICZONA ODPOWIEDZIALNOSCIA SP.J. as Guarantor

By:	/s/ Marcin Wnukowski
	Name:	Marcin Wnukowski
	Title:	Attorney-In-Fact

[Signature Page to Joinder Agreement]

LABENNE PARTICIPACOES LTDA
as Guarantor

By:	/s/ Marcelo Noll Barboza
	Name:	Marcelo Noll Barboza
	Title:	Officer

By:	/s/ Mauricio Santos da Luz
	Name:	Mauricio Santos da Luz
	Title:	Officer

PROBIOTICA LABORATORIES LTDA. as Guarantor

By:	/s/ Marcelo Noll Barboza
	Name:	Marcelo Noll Barboza
	Title:	Officer

By:	/s/ Mauricio Santos da Luz
	Name:	Mauricio Santos da Luz
	Title:	Officer

[Signature Page to Joinder Agreement]

AB SANITAS
as Guarantor

By:	/s/ Saulius Žemaitis
	Name:	Saulius Žemaitis
	Title:	General Manager

[Signature Page to Joinder Agreement]

Consented to by:

GOLDMAN SACHS LENDING PARTNERS LLC
As Administrative Agent and Collateral Agent

By:	/s/ Elizabeth Fischer
Authorized Signatory

[Signature Page to Joinder Agreement]

SCHEDULE A

TO JOINDER AGREEMENT

Name of Lender	Type of Commitment	Amount
JPMORGAN CHASE BANK, N.A., TORONTO BRANCH	Series E-1 Tranche B Term Loan Commitment		$256,926,242.49

		Total: $	256,926,242.49

EXHIBIT A

TO JOINDER AGREEMENT

FORM OF SETTLEMENT ELECTION

SETTLEMENT ELECTION (this “Election”) pursuant to the Joinder Agreement (the “Joinder Agreement”) to that certain Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012, as amended by Amendment No. 1, dated as of March 6, 2012, by Amendment No. 2, dated as of September 10, 2012, by Amendment No. 3, dated as of January 24, 2013, by Amendment No. 4, dated as of February 21, 2013, by Amendment No. 5, dated as of June 6, 2013, by Amendment No. 6, dated as of June 26, 2013, by Amendment No. 7, dated as of September 17, 2013, as further supplemented by the Joinder Agreement, dated as of June 14, 2012, by the Joinder Agreement, dated as of July 9, 2012, by the Joinder Agreement, dated as of September 11, 2012, by the Joinder Agreement dated as of October 2, 2012, by the Joinder Agreement, dated as of December 11, 2012 and by the Joinder Agreements, each dated as of August 5, 2013 (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement), by and among Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto from time to time, Goldman Sachs Lending Partners LLC (“GSLP”), J.P. Morgan Securities LLC and Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A. (“JPMorgan”) and Morgan Stanley, as Co-Syndication Agents, JPMorgan, as Issuing Bank, GSLP, as Administrative Agent and Collateral Agent, and the other Agents party thereto. Capitalized terms defined in the Credit Agreement or the Joinder Agreement shall have the same meaning when used herein, as the context may require.

I.	The undersigned signatory, in its capacity as a Lender, hereby consents to Amendment No. 8 to the Credit Agreement, among the Borrower, certain Subsidiaries of the Borrower, as Guarantors, GSLP, as Administrative Agent and Collateral Agent, the New Term Loan Lenders (as defined therein) party thereto and the other Lenders party there with respect to any and all Loans of such Lender (the “Consent”). For the avoidance of doubt, solely for purposes of calculating the Requisite Lenders under Amendment No. 8, this Consent shall be deemed a “Lender Consent and Election” referred to in Amendment No. 8.

II.	Lenders with Series E Tranche B Term Loans (each a “Series E Tranche B Term Loan Lender”) (check applicable option):

(A) The undersigned Series E Tranche B Term Loan Lender hereby irrevocably and unconditionally consents as follows:

Cashless Roll

☐	to exchange 100% of the outstanding principal amount of the Series E Tranche B Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Joint Lead Arrangers) into Series E-1 Tranche B Term Loans in a like principal amount on a dollar for dollar basis.

(B) The undersigned Series E Tranche B Term Loan Lender hereby irrevocably and unconditionally consents as follows:

Non-Cashless Roll

☐	to have 100% of the outstanding principal amount of the Series E Tranche B Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Joint Lead Arrangers) prepaid on the Series E-1 Tranche B Term Loan Funding Date and purchase by assignment, on or promptly after the Series E-1 Tranche B Term Loan Funding Date pursuant to procedures specified by the Administrative Agent, a like principal amount on a dollar for dollar basis of Series E-1 Tranche B Term Loans.

III.	The undersigned Lender hereby acknowledges and agrees that in the absence of a change to the terms and conditions of the Joinder Agreement that is (x) materially adverse to the New Term Loan Lenders and (y) made after the submission of this Election, this Election is irrevocable. Notwithstanding anything to the contrary contained herein, to the extent this Election is revoked pursuant to the proceeding sentence, such revocation shall not apply to the Consent.

IN WITNESS WHEREOF, the undersigned has caused this Election to be executed and delivered by a duly authorized officer.

Date: , 2013

,
as a “Lender” and a “New Term Loan Lender” (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title: